UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Kinder Morgan, Inc. (“KMI”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 11, 2022. At the Annual Meeting, a total of 1,915,238,541 shares of KMI’s common stock entitled to vote were present or represented by proxy, constituting a quorum for the transaction of business.

At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of fifteen nominated directors to the Board; (2) ratification of the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2022; and (3) the approval, on an advisory basis, of the compensation of KMI’s named executive officers, as disclosed in the Proxy Statement.

Proposal One – Election of Directors

KMI stockholders elected fifteen directors, each to serve until KMI’s 2023 annual meeting or, if earlier, the election and qualification of his or her successor.

Nominee	For	Against	Abstain	Broker Non-Votes
Richard D. Kinder	1,488,830,394	102,699,534	2,321,526	321,387,086
Steven J. Kean	1,573,551,022	17,558,168	2,742,264	321,387,086
Kimberly A. Dang	1,559,378,152	31,803,158	2,670,144	321,387,086
Ted A. Gardner	1,285,567,256	304,466,263	3,817,935	321,387,086
Anthony W. Hall, Jr.	1,372,626,976	217,660,310	3,564,169	321,387,086
Gary L. Hultquist	1,419,305,777	171,597,019	2,948,659	321,387,086
Ronald L. Kuehn, Jr.	1,373,138,941	217,152,038	3,560,475	321,387,086
Deborah A. Macdonald	1,418,719,020	172,359,995	2,772,439	321,387,086
Michael C. Morgan	1,486,792,120	104,150,127	2,909,208	321,387,086
Arthur C. Reichstetter	1,554,843,692	35,436,096	3,571,667	321,387,086
C. Park Shaper	1,568,898,087	21,910,853	3,042,515	321,387,086
William A. Smith	1,559,570,275	30,697,441	3,583,738	321,387,086
Joel V. Staff	1,540,661,887	50,186,963	3,002,605	321,387,086
Robert F. Vagt	1,361,910,611	228,304,764	3,636,080	321,387,086
Perry M. Waughtal	1,554,842,242	35,980,825	3,028,387	321,387,086

Proposal Two – Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2022.

For	Against	Abstain	Broker Non-Votes
1,818,792,555	92,581,275	3,864,711	—

Proposal Three – Advisory Vote on Executive Compensation

KMI stockholders approved, on an advisory basis, the compensation of KMI’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,492,393,863	94,095,914	7,361,677	321,387,086

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 16, 2022	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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